SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 16, 2004
                                                          --------------

                       FIRST NIAGARA FINANCIAL GROUP, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                     000-23975                 42-1556195
----------------------------      ---------------------      -------------------
(State or Other Jurisdiction      (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


6950 South Transit Road, P.O. Box 514, Lockport, New York             14095-0514
---------------------------------------------------------             ----------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code: (716) 625-7500
                                                    --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Items 1, 2, 3, 4, 6, 8, 9, 10, 11 and 12:               Not Applicable.

Item 5. Other Events

      On March 16, 2004, First Niagara Financial Group, Inc. (the "Company") issued a press release disclosing that investors will have an opportunity to listen to a teleconference about the Company's strategy, future outlook, and current operations on March 18, 2004, as senior management of the Company makes presentations to a group of institutional investors. The Company also released the teleconference and website information that will allow investors to listen and view the presentations that will take place that day. A copy of the press release is filed as exhibit 99.1 to this report.

Item 7. Financial Statements and Exhibits

(a)   Not Applicable.

(b)   Not Applicable.

(c)   Exhibits.

      Exhibit No.               Description
      -----------               -----------

      99.1                      Press release dated March 16, 2004

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           FIRST NIAGARA FINANCIAL GROUP, INC.


DATE: March 16, 2004                       By: /s/ John R. Koelmel
                                               ---------------------------------
                                               John R. Koelmel
                                               Chief Financial Officer
                                               (Duly authorized representative)